THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Level Advantage® B Share
Lincoln Level Advantage® Design B Share
Lincoln Level Advantage® Access

Supplement dated November 2, 2021

This supplement to your Lincoln Level Advantage® Indexed Variable Annuity prospectus describes the addition of new investment options and a new Crediting Method. It is for informational purposes and requires no action on your part. All other provisions in your prospectus remain unchanged.

OVERVIEW

Three new Indexed Accounts will be available for new contracts beginning November 22, 2021. The accounts will offer a 6-year Indexed Term, a Protection Level, and a Spread crediting method. The accounts do not have an annual lock feature.

DESCRIPTION OF CHANGES

The following Indexed Accounts are available:

6-Year Spread Indexed Account with Protection Level
•	S&P 500® Spread, 15% Protection
•	Russell 2000 Spread, 15% Protection
•	Capital Strength Net Fee Index Spread, 15% Protection
As a result, the following discussion describes changes that are incorporated into the specified sections of your prospectus.

Special Terms – The following changes are made to the Special Terms section:

The following term is added:

Spread Rate – The rate used to determine the Performance Rate for an Indexed Segment at the end of any Indexed Term for any positive index performance. A different Spread Rate may be declared for each Indexed Segment and for each Death Benefit type.

The following terms are revised:

Crediting Method – The method used in determining the Performance Rate for an Indexed Segment. There are four Crediting Methods: Performance Cap, Participation Rate, Performance Trigger Rate, and Spread Rate.

Performance Rate – A rate of return for an Indexed Segment based on the performance of an index over a specified period of time, adjusted for the applicable Protection Level or Floor Protection and adjusted by either the Performance Cap, Participation Rate, Performance Trigger Rate, or Spread Rate, depending on the Indexed Account you choose.

Risk Factors – In addition to those Risk Factors outlined in Risks of Investing in the Indexed Accounts section, the following potential risks are associated with Indexed Accounts with Spreads and are added to the Risks of Investing in the Indexed Accounts section.

1.
Gains in your Indexed Segment are limited by any applicable Spread Rate. If the performance of the index is positive, the performance of the Indexed Account will be reduced by the Spread Rate, which means that your return could be lower than if you had invested directly in a fund based on the applicable index. The Spread Rate applies for the full term on the Indexed Segment. The Spread Rate may be higher for contracts with the Guarantee of Principal Death Benefit. Spread Rates for new Segments will be declared 5 business days in advance of the beginning of a Segment.

2.
The available Indexed Accounts with applicable Spread Rates will vary over time. Before investing in a new Indexed Segment, you should determine exactly what Indexed Account, Protection Levels, and Spread Rates are available to you. There is no guarantee that an Indexed Account will be available in the future. The Spread Rate for a new Segment may be higher than the current Rate. You risk the possibility that a declared Spread Rate may be higher than you would find acceptable, so you should make sure the Segment you select is appropriate for your investment goals.

3.
If we do not receive investment instructions from you by the end of an Indexed Term, we will invest your Segment Maturity Value in a new Indexed Segment with the same term and same Index, if available. The Spread Rate in effect at the time for new Indexed Segments will apply. If the same type of Indexed Segment is not available, your Segment Maturity Value will be moved to the LVIP PIMCO Low Duration Bond Fund. If your Contract Value has been invested in a new Segment and you wish to withdraw your investment, the Contract Value for that Segment will equal the Interim Value.

The following information is added to the Investments of the Indexed Accounts section:

The following Indexed Accounts are added to the list of available Indexed Accounts:

6-Year Spread Indexed Account with Protection Level
•	S&P 500® Spread, 15% Protection
•	Russell 2000 Spread, 15% Protection
•	Capital Strength Net Fee Index Spread, 15% Protection
The following section is added immediately after the Indexed Segments with Performance Trigger Rate section:

Indexed Segments with Spread Rates – The Spread Rate is a rate for an Indexed Segment that we declare at the beginning of the Indexed Term that is used to determine the Segment Maturity Value if the index return for the Indexed Term is positive. The Spread Rate is the portion of index performance that is deducted from the Performance Rate if the index return for the Indexed Term is positive.

The Spread Rate may vary depending on the Death Benefit option that you select. The Spread Rate is declared at the beginning of the Indexed Term, will not change during the Indexed Term, and may differ from the Spread Rate(s) used for other Segments.

The initial Spread Rate applies to the initial Indexed Term. Indexed Segments with a Guarantee of Principal Death Benefit will have higher Spread Rates than Indexed Segments with the Account Value Death Benefit. The Company will declare, at its discretion, a Spread Rate for each subsequent Indexed Term.

The Performance Rate is the percentage change in the Index Value from the Start Date to the End Date, adjusted by the Protection Level and the Spread Rate. The Performance Rate can be positive, negative, or zero. The percentage change in the Index Value is calculated by subtracting the Index Value on the Start Date from the Index Value on the End Date, and the difference is divided by the Index Value on the Start Date. The daily Index Value is posted on the index’s website. If an Index Value is not published for a particular day, we will use the Index Value at the close of the next Valuation Date the index is published.

If the percentage change of the Index Value is greater than the Spread Rate on the End Date, the Performance Rate equals the percentage change of the Index Value minus the Spread Rate. If the percentage change of the Index Value is positive and equal to or less than the Spread Rate, or zero on the End Date, the Performance Rate equals zero.

If the percentage change in the Index Value is less than zero, then the Performance Rate is the lesser of 1) 0%, or 2) the percentage change in the Index Value plus the Protection Level.

The amount credited to or deducted from the Indexed Segment is equal to the Performance Rate multiplied by the Indexed Crediting Base on the End Date. This will be used to determine the Segment Maturity Value as set forth below. The Indexed Crediting Base is the amount that you allocated to the Indexed Segment, less any transfers and withdrawals during the Indexed Term deducted proportionately by the amount that the transfer or withdrawal reduced the Interim Value. Withdrawals include any applicable surrender charge, premium tax or rider charge deductions. If the Performance Rate is positive, the value of your Indexed Segment will increase. If the Performance Rate is negative (after calculation including the Protection Level), the value of your Indexed Segment will be reduced. If the Performance Rate is zero, the value of your Indexed Segment will not change.

The following example assumes a Spread. The Segment Maturity Value on the End Date is equal to the sum of A and (A multiplied by B) where:

A = the Indexed Crediting Base on the End Date and
B = the Performance Rate.

For example:

Indexed Term Segment Start Date = 1/8/2023
Indexed Account = 6-Year with a 5% Spread Rate and 15% Protection
Allocation to Indexed Segment = $100,000
Indexed Crediting Base: $100,000

				B		A	= A + (A x B)
Indexed Segment Anniversary	Index % Change	Spread Rate	Performance Rate		Indexed Crediting Base on the End Date (Prior to Segment Maturity Value calculation)		Segment Maturity Value
1/8/2029	+100%	+5%	+95%		$100,000		$195,000

The Indexed Crediting Base is used only to calculate the performance of Indexed Accounts on the End Date and to calculate the Interim Value. This amount is not available for surrender, withdrawal, transfer, annuitization or as a Death Benefit.

Depending on market conditions, subsequent Spread Rates may be higher or lower than the initial Spread Rate. Subsequent Spread Rates may differ from the Spread Rate used for new contracts or for other contracts issued at different times. The Company will determine new Spread Rates on a basis that does not discriminate unfairly within any class of contracts.

The Contracts – Allocation of Purchase Payments – Allocation to Indexed Accounts.  The second sentence of the second paragraph is updated as follows: The rate hold will provide the Crediting Method and Protection Level or Floor Protection for your elected Indexed Accounts that were in effect on the date your application was received by us.

The following information is added to Appendix B of your prospectus.

Interim Value for Indexed Segment(s) with Spread Rate

The Interim Value of an Indexed Segment is equal to (A), not to exceed (B) where:

(A)	is the sum of (1) and (2), where:
(1)	is the fair value of the Indexed Crediting Base of an Indexed Segment on the Valuation Date the Interim Value is calculated. It is determined for an Indexed Segment as C multiplied by (1+D)-E where:
C = the Indexed Crediting Base of the Indexed Segment on the Valuation Date of the calculation;
D = the discount rate;
E = the total number of days remaining in the Indexed Term divided by 365.
(2)	is the fair value of the hypothetical replicating portfolio of options, determined solely by Us, on any Valuation Date that the Interim Value is calculated for an Indexed Segment.

(B)	is F multiplied by (1 + (G x H)), not to exceed F x (1+I), where:
F = the Indexed Crediting Base of the Indexed Segment on the Valuation Date of the calculation;
G = 999% minus the Spread Rate;
H = the total number of days elapsed in the Indexed Term divided by the total number of days in the Indexed Term;
I = the greater of zero, or the percentage change of the Index value between the Start Date and Valuation Date of the calculation minus the Spread Rate.
Fair Value of the Indexed Crediting Base. The final paragraph of this section of Appendix B is restated as follows:

The Reference Rate may be reduced by a rate reduction factor, which increases the value of (1) above. This rate reduction factor will vary with each Indexed Account option and will be declared at the same time a Performance Cap, Participation Rate, Performance Trigger Rate, or Spread Rate is declared. Currently, the rate reduction factor does not apply to 1-year Indexed Accounts. This rate reduction factor is available upon request by calling us. State variations may apply. Consult your registered representative.

Fair Value of Replicating Portfolio of Options – The first five paragraphs of this section of Appendix B are restated as follows:

We utilize a fair market value methodology to value the replicating portfolio of options that support this product.

For each Segment, we solely designate and value options, each of which is tied to the performance of the Index associated with the Segment in which you are invested. We use derivatives to provide an estimate of the gain or loss on the Indexed Crediting Base that could have occurred at the end of the Indexed Term. This estimate also reflects the impact of the Performance Cap, Participation Rate, Performance Trigger Rate, or Spread Rate and Protection Level at the end of the Indexed Term as well as the estimated cost of exiting the replicating options prior to the End Date of a Segment (and the time to Index Anniversaries for Annual Lock Segments). The valuation of the options is based on standard methods for valuing derivatives and based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment type to Segment type and may also change from day to day.

The options valued for each Indexed Account type are as follows:
A.	At-the money call option: This represents the market value of the potential to receive an amount equal to the percentage growth in the Index during the Indexed Term.
B.	Out-of-the-money call option: This represents the market value of the potential for gain in excess of the Performance Cap rate or Spread Rate, as applicable.
C.	Out-of-the-money put option: This represents the market value of the potential to receive an amount equal to the excess loss beyond the Protection Level.
D.	Digital option: This represents the market value of the option to provide the Performance Trigger Rate under positive Index returns.
E.	At-the money put option: This represents the market value of the potential to receive an amount equal to the percentage loss of the index during the Indexed Term.
Note: Put option C will always reduce the Interim Value even if the index has increased during the Indexed Term.

For each Segment with no Annual Lock with Performance Cap Rates and Protection Levels, the replicating portfolio of options is equal to: A minus B minus C.

For each Segment with Performance Triggers and Protection Levels, the replicating portfolio of options is equal to: D minus C.

For each Segment with a Spread Rate, the replicating portfolio of options is equal to: B minus C.

For each Segment with Annual Lock, we designate and value a replicating (derivative) structure which is tied to the compounded performance for each year of the Annual Lock Segment. The market standard model is adjusted by us to account for additional market risks relevant to the Annual Lock Segment.

The following examples are added to the Examples section of Appendix B.

The following examples demonstrate how the Interim Value is calculated in different scenarios for Spread Segments.

	6 Year	6 Year
Indexed Term length ………………………………………………………….	72 months	72 months
Months since Indexed Term Start Date …………………………………….	60	12
Indexed Crediting Base ………………………………………………………	$1,000	$1,000
Protection Level ……………………………………………………………….	15%	15%
Spread Rate………………………………………..	5%	5%
Months to End Date …………………………………………………………..	12	60

Change in Index Value is -20%	6 Year	6 Year
1. Fair Value of Indexed Crediting Base ……………………………………	$991	$963
2. Fair Value of Replicating Portfolio of Options…….……………………..	$(90)	$(120)
A. Sum of 1 + 2 ………………………………...……………………………..	$901	$843
B. Interim Value Limit ……………………………………………….………..	$1,000	$1,000
Account Interim Value = Minimum of A and B……………………………..	$901	$843

Change in Index Value is -5%	6 Year	6 Year
1. Fair Value of Indexed Crediting Base …………….………..……………	$991	$963
2. Fair Value of Replicating Portfolio of Options………………….………..	$(11)	$(6)
A. Sum of 1 + 2 ……………………………………………………...………..	$980	$957
B. Interim Value Limit ……………………………………………….………..	$1,000	$1,000
Account Interim Value = Minimum of A and B……………………………..	$980	$957

Change in Index Value is 60%	6 Year	6 Year
1. Fair Value of Indexed Crediting Base …………….……..………………	$991	$963
2. Fair Value of Replicating Portfolio of Options…………….……………..	$541	$558
A. Sum of 1 + 2 ………………………………………………...……………..	$1,532	$1,521
B. Interim Value Limit ……………………………………………….………..	$1,550	$1,550
Account Interim Value = Minimum of A and B……………………………..	$1,532	$1,521

Change in Index Value is 100%	6 Year	6 Year
1. Fair Value of Indexed Crediting Base ……………..……….……………	$991	$963
2. Fair Value of Replicating Portfolio of Options…………….……………..	$933	$927
A. Sum of 1 + 2 ………………………………………………..……………..	$1,924	$1,890
B. Interim Value Limit ……………………………………………….………..	$1,950	$1,950
Account Interim Value = Minimum of A and B……………………………..	$1,924	$1,890